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                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.
                                    Form 8K

                                CURRENT REPORT

  Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

                       Date of Report: December 16, 1996

                        COMPARATOR SYSTEMS CORPORATION

                Colorado                    0-8951               95-3151060
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(State of other jurisdiction           Commission              (IRS Employer
      of incorporation)                File Number       (Identification Number)

4350 Von Karman Avenue, Suite 180      Newport Beach, California  92660
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Registrant's telephone number including area code:  (714)851-4300

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
         --------------------------------
         (a)  None
         (b)  None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------
         None

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
         --------------------------
         Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         ---------------------------------------------
         None

ITEM 5.  OTHER EVENTS
         ------------
         None

ITEM 6.  APPOINTMENT OF REGISTRANT'S DIRECTORS
         -------------------------------------

         Ms Marianne Bedford has been appointed by the Company's Board of Directors to serve as Chairman of the Board, and Mr Armond Schroeder has resigned as President and Director of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------
         None

ITEM 8.  CHANGE IN FISCAL YEAR
         ---------------------
         Not applicable

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Comparator Systems Corporation

Date: December 16, 1996                    BY:/s/ CELESTE SIM
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                                              Celeste Sim, Corporate Secretary